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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: September 11, 2003
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1 Slides presented at Salomon Smith Barney Investors Conference on September 11, 2003


Item 9.  Regulation FD Disclosure.

     On September 11, 2003, MetLife, Inc., a Delaware corporation, presented slides at the Smith Barney seminar on Variable Annuity Guaranteed Living Benefits, copies of which are attached hereto as Exhibit 99.1 and incorporated herein by reference. The text of the slides is furnished and not filed pursuant to Regulation FD.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary




Date: September 11, 2003








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                                EXHIBIT INDEX


Exhibit
Number          Exhibit
-------         -------

99.1 Slides presented at Smith Barney seminar on Variable Annuity Guaranteed Living Benefits on September 11, 2003.